UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2021

PREDICTIVE TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-56008 (Commission File Number)	90-1139372 (IRS Employer Identification No.)
2735 E. Parleys Way, Suite 205, Salt Lake City, Utah (principal executive offices)	84109 (Zip Code)

+1 (888) 407-9761
(registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 4.01 Changes in Registrant's Certifying Accountant

On March 05, 2021, the Company's Board of Directors notified Deloitte & Touche LLP ("Deloitte") that it had been dismissed as the Company's independent registered public accounting firm and elected to engage Tanner LLC ("Tanner") as its independent registered public accounting firm. The decision to change independent registered public accounting firms was recommended by the Company's Audit Committee and approved by its Board of Directors.

The report of Deloitte on the June 30, 2020, financial statements of the Company did not contain any adverse opinion or disclaimer of opinion. Deloitte's report on the Company's June 30, 2020, financial statements included a modified opinion expressing substantial doubt about the Company's ability to continue as a going concern.

During the Company's most recent fiscal year and all subsequent interim periods preceding such change in auditors, there was no disagreement with  Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has Deloitte ever presented a written report, or otherwise communicated in writing to the Company or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-K. Deloitte was engaged as the Company's independent registered public accounting firm on October 7, 2019, and consequently, Deloitte had not issued a report on the Company's financial statements prior to the most recent fiscal year.

The Company has authorized Deloitte to respond fully to the inquiries of Tanner, and Deloitte has provided the Company with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, which is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

a. Financial statements of businesses acquired

Not applicable.

b. Pro forma financial information

Not applicable.

c. Shell company transactions

Not applicable.

d. Exhibits

Number	Description
16.1	Letter regarding Change in Certifying Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2021	PREDICTIVE TECHNOLOGY GROUP, INC.

By /s/ Bradley Robinson
Chief Executive Officer